OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND
                   Supplement dated August 23, 1999 to the
                       Prospectus dated December 22, 1998

The Prospectus is changed as follows:


1. The supplement dated February 23, 1999 is replaced by this supplement.

2. The last sentence of the paragraph entitled "Floating Rate/Variable Rate Obligations" on page 10 is modified to read as follows:

          The Fund will not invest more than 20% of its total assets in inverse floaters.

3. The third sentence of the paragraph entitled "Illiquid and Restricted Securities" on page 11 is modified to read as follows:

         The Fund will not invest more than 15% of its net assets in illiquid securities.

4. The second sentence of the first paragraph in the section entitled "Class A Contingent Deferred Sales Charge" on page 18 is revised to read as follows:

         The Distributor pays dealers of record commissions in an amount equal to 0.50% of purchases of $1 million or more other than by retirement accounts.



August 23, 1999                                 PSO725.012